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                                                                   Exhibit 10.30

                                SECOND AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT

         This SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment"), dated as of February 24, 2003, is intended to modify the Employment Agreement, dated as of November 1, 2001 and amended on March 8, 2002 (the "Agreement of Employment"), among US Unwired Inc., a Louisiana corporation ("Company"), and Michael D. Bennett (the "Executive").

                                    RECITALS

         WHEREAS, the Company and the Executive desire to amend the Agreement of Employment in the manner set forth below.

                                   AGREEMENTS

         NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the parties hereto agree as follows:

         Section 1. Effective immediately, the last paragraph in Section 5(a) of the Agreement of Employment is hereby replaced and amended to read as follows:

                       "If, during the Employment Period the Executive shall
                  terminate employment for Good Reason as defined in Section 4(c)(vi) then the Executive shall not be entitled to receive those benefits as set forth in Section 5(a)(i)B, but shall receive in addition to the benefits set forth in Sections 5(a)(i)A and 5(a)(ii)-5(a)(vi) hereof, a lump sum in cash within 30 days after the Date of Termination equal to the product of (x) 2 and (y) the product of (I) Annual Base Salary and (II) fifty percent (50%)."

         Section 2.

         (a) This Amendment may be executed in two or more counterparts, each of which will be deemed an original but which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

         (b) All references to Sections in this Amendment refer to Sections of this Amendment, unless otherwise expressly provided for.

         (c) All other provisions of the Agreement of Employment not amended hereby will remain in full force and effect.

                            [signature page follows]

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         IN WITNESS WHEREOF, US Unwired Inc. have caused this Amendment to be signed by its respective officer hereunto duly authorized, and the Employee has hereunto set his hand, effective as of the day and year first above written.

                                     US Unwired, Inc.

                                     By: /s/ Robert Piper
                                         -----------------
                                     Name:  Robert Piper
                                     Title: C.E.O

                                     EMPLOYEE

                                     /s/ Michael D. Bennett
                                     ----------------------
                                         Michael D. Bennett